Exhibit 10.2

FORM OF
SUBSCRIPTION AGREEMENT

Telecomm Sales Network, Inc.
c/o Skye Source, Inc.
3102 Cabarrus Road
Greensboro, NC, 27404
Attention: William Sarine

Gentlemen:

1.    Offering.

Pursuant to the terms of the offer made by Telecomm Sales Network, Inc. (“TSN” or the “Company”), the undersigned hereby tenders this subscription and applies for the purchase of the number of shares (the “Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”) set forth on the signature page of this Subscription Agreement at a purchase price of US $0.05 per Share.

The Company is offering up to three million (3,000,000) Shares (the “Offering”). Unless waived by the Board of Directors, the minimum number of Shares that must be purchased by each investor is one thousand (1,000).

The subscriber is sending to you: (i) an executed copy of this Subscription Agreement; (ii) if a U.S. individual or organization, a completed copy of the appropriate Confidential Purchaser Questionnaire (attached hereto as Exhibits A-1 and A-2, respectively); and (iii) a check from a United States bank made payable to “Telecomm Sales Network, Inc..” for the full amount of the purchase price for the shares for which the undersigned is subscribing.

2.    Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

(a)    The undersigned has received and carefully reviewed such information and documentation related to the Company that the undersigned has requested, including, without limitation, the Private Placement Memorandum attached hereto as Exhibit B;

(b)    The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

(c) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Shares;

(d)    The undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), provided under Regulation S pursuant to the Securities Act with respect to non-U.S. purchasers and Rule 506 of Regulation D pursuant to the Securities Act with respect to U.S. purchasers is applicable to the offer and sale of the Shares based, in part, upon the representations, warranties and agreements made by the undersigned herein and in the Confidential Purchaser Questionnaire referred to above;

(e)    Except as set forth herein, no representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than the results of independent investigation by the undersigned;

(f)    The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms;

(g)    Regulation S (only with respect to purchasers that are non-U.S. persons):

(i)    The undersigned understands and acknowledges that: (A) the Shares acquired pursuant to this Subscription Agreement have not been registered under the Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such Shares have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the Shares may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (C) other than as set forth in this Subscription Agreement between the Company and the undersigned, the Company is under no obligation to register the Shares under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available;

(ii)    (A) The undersigned is not a U.S. person and is not acquiring the Shares for the account of any U.S. person; (B) if a corporation, it is not organized or incorporated under the laws of the United States; (C) if a corporation, no director or executive officer is a national or citizen of the United States; and (D) is not otherwise deemed to be a “U.S. Person” within the meaning of Regulation S:

(iii)    The undersigned, if not an individual, was not formed specifically for the purpose of acquiring the Shares purchased pursuant to this Subscription Agreement;

(iv)    The undersigned is purchasing the Shares for his or its own account and risk and not for the account or benefit of a “U.S. Person” as defined in Regulation S and no other person has any interest in or participation in the Shares or any right, option, security interest, pledge or other interest in or to the Shares. The undersigned understands, acknowledges and agrees that he or it must bear the economic risk of his or its investment in the Shares for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Shares, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable;

(v)    The undersigned will, after the expiration of the Restricted Period, as set forth in Rule 903(b)(3)(iii)(A) under Regulation S, offer, sell, pledge or otherwise transfer the Shares only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The transactions contemplated by this Subscription Agreement have neither been pre-arranged with a purchaser who is in the United States or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws;

(vi)    The offer leading to the sale evidenced hereby was made in an “offshore transaction.” For purposes of Regulation S, the undersigned understands that an “offshore transaction” is defined as any offer or sale not made to a person in the United States and either (A) at the time the buy order originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 under Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside of the United States, or (2) Rule 904 under Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(vii)    Neither the undersigned nor any affiliate of the undersigned nor any person acting on his or its behalf, has made or is aware of any “directed selling efforts” in the United States, which term is defined in Regulation S as any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased hereby;

(viii)    The undersigned understands that the Company is the seller of the Shares and that, for purpose of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. The undersigned agrees that it will not, during the Restricted Period (as defined above), act as a distributor, either directly or through any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Shares other than to a non-U.S. Person other than in compliance with the Securities Act and any state securities laws, if applicable; and

(ix)    The undersigned acknowledges that the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SEUCRITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF A HEDGING TRANSACTION UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

(h)    Regulation D (only with respect to Purchasers that are U.S. persons).

(i)    The undersigned understands and acknowledges that (A) none of the Shares have been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Rule 506 under Regulation D under the Securities Act; (B) the Shares are and will be “restricted securities” as defined in Rule 155 of the Rules and Regulations promulgated under the Securities Act; (C) the Shares may not be sold or otherwise transferred unless they have first been registered under the Securities Act and/or all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; and (D) other than as set forth in this Subscription Agreement, the Company is under no obligation to register the shares under the Securities Act or any state securities law, or to take any action to make any exemption from such registration provisions available;

(ii)    The undersigned will not sell or otherwise transfer any of the Shares, or any interest therein, unless and until (A) said Shares shall have first been registered under the Securities Act and/or all applicable state securities laws; or (B) the undersigned shall have first delivered to the Company a written opinion of counsel, which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Securities Act and all applicable state securities laws;

(iii)    The undersigned is acquiring the Shares for his or its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or any interest therein, without prejudice, however, to the undersigned’s right, subject to the provisions of this Subscription Agreement, at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable federal and state securities laws or under an exemption from such registration;

(iv)    At the time the undersigned was offered the Shares it was, and at the date hereof it is, and it will continue to be, an “accredited investor” as defined in Rule 501(a) under the Securities Act;

(v)    The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters to as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has so evaluated the merits and risks of such investment;

(vi)    The undersigned is able to bear the economic risk of an investment in the Shares and at the present time is able to afford a complete loss of such investment;

(vii)    The undersigned understands that no federal or state agency has approved or disapproved the Shares, passed upon or endorsed the merits of the Offering, or made any finding or determination as to the appropriateness of the Shares for investment; and

(viii)    The undersigned understands that the Certificate representing the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT, OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

* * * * *

JURISDICTIONAL NOTICES

FOR RESIDENTS OF ALL STATES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS AS PROVDIED BY RULE 506 OF REGULATION D. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

* * * * *

3.    The undersigned understands and accepts that this subscription is not binding upon the Company unless and until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company’s execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

4.    The undersigned understands and accepts that the Company may, in its sole discretion, reject this subscription in whole or in part, and/or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor’s subscription.

5.    The undersigned agrees to indemnify the Company and to hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned.

6.    Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

7.    Except as provided in paragraphs 3 and 4 above, this Subscription Agreement: (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of North Carolina applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and their respective heirs, legal representatives, successors and permitted assigns.

8.    Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

9.    All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth in the Confidential Purchaser Questionnaire attached as Exhibit A-1 or A-2, as applicable; and if to the Company, to TSN, Inc., [address] Attn: President, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of _______________, 2004.

Number of Shares subscribed for: ____________________________

Organization Signature:	Individual Signature:

________________________________	________________________________
Print name of organization	Signature

By: _____________________________	________________________________
Name:	Print Name
Title:

______ U.S. Person          ______ Non-U.S. Person  ______ U.S. Person           _____ Non-U.S. Person
(Check applicable U.S./Non-U.S. line above.)

Additional Signature of Joint Owner:

________________________________
Signature

________________________________
Print Name

______ U.S. Person ______ Non-U.S. Person
(Check applicable U.S./Non-U.S. line above.)

All subscribers should print the information requested below exactly as you wish it to appear in the records of the Company.

____________________________________	_____________________________________
Name	Social Security Number of Individual or
Other Taxpayer Identification Number

Address:	Address for notices (if different):

_____________________________________	_____________________________________
Number and Street	Number and Street

_____________________________________	_____________________________________
City/State/Zip Code	City/State/Zip Code

Form of Joint Ownership (if applicable): ______ Tenants in Common ______ Joint w/ Rights of Survivorship

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is hereby accepted by Telecomm Sales Network, Inc. this _____ day of ______________, 2004 for ____________________ Shares.

Telecomm Sales Network, Inc.

By: _______________________________
Name and Title:

Exhibit A-1 to the Subscription Agreement

CONFIDENTIAL PURCHASER QUESTIONNAIRE FOR U.S. INDIVIDUALS

Purpose of this Questionnaire

The offer and sale of up to three million (3,000,000) shares (the “Shares”) of the common stock, $0.0001 par value (the “Common Stock”) of Telecomm Sales Network, Inc. (“TSN” or the “Company”) are being offered at a purchase price of US $0.05 per Share, without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state, in reliance on the limited offering exemptions contained in Section 4(2) and/or in Rule 506 of Regulation D of the General Rules and Regulations under the Act and in reliance on similar exemptions under applicable state laws, solely to “accredited investors,” as that term is defined in Rule 501 of Regulation D. The Company must determine that each individual is an “accredited investor” as defined in such Rule 501 before selling (or, in some states, offering) Shares to such individual. This Questionnaire does not constitute an offer to sell or a solicitation of any offer to buy Shares or any other security.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INVESTOR WHO HAS NOT DULY COMPLETED A CONFIDENTIAL PURCHASER QUESTIONNAIRE.

Instructions

One copy of this Questionnaire should be completed, signed, dated and delivered to Daniels Daniels & Verdonik, P.A., P.O. Drawer 12218, Research Triangle Park, North Carolina 27709-2218 (address for overnight couriers is 1822 N.C. Highway 54 East, Suite 200, Durham, North Carolina 27713), Attn: James F. Verdonik, Esq. Please contact Mr. Verdonik by telephone at 919 544-5444, or by email at jverdonik@d2vlaw.com if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable,” please so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Shares will not result in a violation of the registration provisions of the Act or a violation of the securities laws of any state.

1. Name and Address. Please provide the following personal information:

Name: ___________________________________________ Age: _________________

Residence Address
(including Zip Code): _____________________________________________________

Business Address
(including Zip Code): _____________________________________________________

Telephone: Residence: _________________  Business: _________________

Preferred Mailing Address:       ☐  Residence     ☐     Business

2.	Accredited investor status. Please answer Question 2 by marking the appropriate box below.

(i)    Did your individual annual income during each of the last two years exceed $200,000 and do you expect your annual income during the current year to exceed $200,000, or did your joint annual income (together with your spouse) during each of the last two years exceed $300,000 and do you expect your joint annual income during the current year to exceed $300,000? (1)

☐    ☐
Yes   No

(ii)    If the answer to the preceding questions was no, does your individual or joint (together with your spouse) net worth exceed $1,000,000?

☐    ☐
Yes   No

(iii)    If you answer to Questions 2(i) and 2 (ii) was no, are you an executive officer or director of the company?

☐    ☐
Yes   No

3.	Citizenship. If you are not a citizen of the United States of America, please indicate your citizenship:

________________________________________________________________________

______________________________

(1)
For this purpose, a person’s income is the amount of his individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deductions for a portion of long term capital gains (Section 1202 of the Internal Revenue Code, as amended (the “Code”)); (b) any deduction for depletion (Section 611 et seq. of the Code: (c) any exclusion for interest on tax exempt municipal obligations (Sections 103 of the Code); and (d) any losses of a partnership allocated to the individual (Schedule E of Form 1040).

4.	Bank References (please include name and address of Bank and name of an officer):

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

5.	Attorney (Name, Firm and Address):

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

6.	Accountant (Name, Firm and Address):

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

7.
NASD Affiliation (Please include the firm name and address of each NASD member firm, if any, with which you are affiliated or associated, and the nature of your affiliation or association, if none, please so indicate):

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

8.	Investor Suitability Information

Occupation or Profession: ___________________________________________________

Nature of Business: ________________________________________________________

Name of Employer: _________________________________________________________

Address: ________________________________________________________________
(Street)

_______________________________________________________________________
 (City)  (State)   (Zip Code)

Office Telephone Number: ___________________________
(Area Code)  (Number)

Current Position: __________________________________________________________

Period Employed: _________________________________________________________

If not employed or self-employed, give name and telephone number of person to contact to verify income, and your relationship to such person:

_________________________________________________________________________
 (Name)    (Area Code) (Number)

_______________________________________________________
(Relationship)

Other employment during the past five years (employer, position or title, principal responsibilities and years of service):

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

Do you have sufficient knowledge and experience in financial business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

☐   ☐
Yes              No

Please briefly describe the basis of your knowledge and experience:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

9.	Net Worth Statement Excluding Home, Furnishings and Automobiles

A S S E T S:		L I A B I L I T I E S:
Liquid:		Current	$____________
Cash or Equivalent	$____________	Long Term	$____________
Marketable Securities	$____________	TOTAL LIABILITES:	$____________
Other Liquid Assets	$____________ (1)

Non-Liquid:
Restricted Securities	$____________ (2)
Real Estate	$____________ (Exclude Home) (3)
Other Non-Liquid Assets	$____________ (4)
TOTAL ASSETS:	$____________	NET WORTH:	$____________

(1)    Identify:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

(2)    Identify:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

(3)    Value of home, furnishings, and autos (less related debt or mortgages):

_____________________________________________________________

(4)    Identify:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

10.	2002 Individual Gross Income: ______________________________

11.	2002 Gross Income Earned by Spouse: _______________________

12.	2003 Individual Gross Income: _____________________________

13.	2003 Gross Income Earned by Spouse: _________________________

14.	Anticipated 2004 Individual Gross Income: _____________________

15.	Anticipated 2004 Gross Income by Spouse: _____________________

16.	Do you anticipate that your current level of income will change in the foreseeable future and, if so, when and to what level do you expect it to change?

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

17.	Indicate the extent of your involvement in the following types of investments:

Primary	Year(s)	Number of	Total Dollar
Investment Purpose	Purchased	Investments	Commitment
Equity Investment in Banks	__________	__________	$____________
Other Stocks	__________	__________	$____________
Corporate Bonds or Debentures	__________	__________	$____________
Tax Shelter Real Estate	__________	__________	$____________
Other Investment Real Estate	__________	__________	$____________
Other (Specify)	__________	__________	$____________

How many of the above were sold in a “private placement”? ________________________

18.	Other than listed above, describe investments you have made in the past (stocks, bonds, annuities, etc.):

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

19.	Are you obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities?

☐                 ☐
Yes   No

If yes, please indicate type and amount:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

20.	Are there any suits outstanding or litigation or claims pending against you which could adversely and materially affect your financial condition?

☐                 ☐
Yes   No

If yes, provide details:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

21.	Do you understand the nature of the Investment and the risks involved?

☐                 ☐
Yes   No

22.	Do you understand that there is no assurance of any financial return on this Investment and that you run the risk of losing your entire Investment?

☐                 ☐
Yes   No

23.	By signing this Questionnaire I hereby confirm the following statements:

(a)
I am aware that the proposed offering of Shares will involve “restricted securities,” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act, and that they, or any interest therein may not be sold or otherwise transferred without having first been registered under the all applicable federal and state securities laws, or unless an exemption from such registration provisions is available with respect to any such resale or transfer under all applicable federal and state securities laws.

(b)
I acknowledge that any delivery to me of the accompanying subscription documents and all material included therein (the “Offering Materials”) relating to the Shares prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Shares until such determination of suitability shall be made, and I agree that I shall promptly return the Offering Materials to the Company upon request.

(c)	My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.

_______________________________
(Printed Name)

_______________________________
(Signature)

Date and Place Executed:

Date: ___________________________

Place:___________________________

Exhibit A-2 to the Subscription Agreement

CONFIDENTIAL PURCHASER QUESTIONNAIRE FOR U.S. ORGANIZATIONS

Purpose of this Questionnaire

The offer and sale of up to three million (3,000,000) shares (the “Shares”) of the common stock, $0.0001 par value (the “Common Stock”) of Telecomm Sales Network, Inc. (“TSN” or the “Company”) are being offered at a purchase price of US $0.05 per Share, without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state, in reliance on the limited offering exemptions contained in Section 4(2) and/or in Rule 506 of Regulation D of the General Rules and Regulations under the Act and in reliance on similar exemptions under applicable state laws, solely to “accredited investors,” as that term is defined in Rule 501 of Regulation D. The Company must determine that each potential purchaser is an “accredited investor” as defined in such Rule 501 before selling (or, in some states, offering) Shares to such purchaser. This Questionnaire does not constitute an offer to sell or a solicitation of any offer to buy Shares or any other security.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INVESTOR WHO HAS NOT DULY COMPLETED A CONFIDENTIAL PURCHASER QUESTIONNAIRE.

Instructions

One copy of this Questionnaire should be completed, signed, dated and delivered to Daniels Daniels & Verdonik, P.A., P.O. Drawer 12218, Research Triangle Park, North Carolina 27709-2218 (address for overnight couriers is 1822 N.C. Highway 54 East, Suite 200, Durham, North Carolina 27713), Attn: James F. Verdonik, Esq. Please contact Mr. Verdonik by telephone at 919 544 5444, or by email at jverdonik@d2vlaw.com if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable,” please so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Shares will not result in a violation of the registration provisions of the Act or a violation of the securities laws of any state.

As used in this Questionnaire, the term “Organization,” unless otherwise indicated, refers to any corporation, trust, partnership or other association or similar entity which may purchase Shares.

A-2-1

1. Name and Address. Please provide the following personal information:

Name of Organization: _____________________________________________________

Address of Principal Office: _________________________________________________
(including Zip Code)

_________________________________________________________________________

Telephone No.: (___________) ______________________________________________

Type of Organization (e.g., corporation, trust, limited partnership, general partnership)

_________________________________________________________________________

Date of Formation or Incorporation ____________________________________________

State of Formation or Incorporation ____________________________________________

2.
Information regarding principals. Please provide the names, addresses, positions or titles, ages and citizenship of all executive officers, trustees or general partners authorized to act with respect to investments by the Organization generally.

Name	Address	Position or Title	Age	Citizenship

3.	Business description. Please describe the business of the Organization.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

4.	Authority. Please provide the following information concerning the Organization’s authority to subscribe for the purchase of Shares.

4.1. The name(s) of the officer(s), trustee(s) or partner(s) of the Organization who is (are) authorized to subscribe for the purchase of Shares and who will be effecting the purchase.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

4.2. Indicate by check mark whether permission or authorization from any person other than those listed in the answer to Question 4.1 is necessary in order for the Organization to effect the purchase of the Shares.

☐                 ☐
Yes   No

4.3. If the answer to Question 4.2 is “yes,” please provide the following additional information:

4.3.1. Identify all such persons from whom such permission or authorization is necessary.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

4.3.2. Indicate by check mark whether such permission or authorization has been obtained.

☐                 ☐
Yes   No

4.3.3. Indicate when such permission or authorization was obtained. (A copy of such authorization must be submitted not later than the date of execution of a Subscription Agreement relating to the purchase of Shares. In addition, TSN may, in its sole discretion, require that an opinion of counsel, satisfactory to TSN, be submitted with respect to the authorizations referred to in the Question 4.)

________________________________________________________________________

4.3.4. If the answer to Question 4.3.2. is “no,” indicate what steps are being taken to obtain such authorization.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

5.
Accredited Investor status. Please answer Question 5.1 by marking the appropriate box below. As indicated below, questions 5.2 or 5.3, if applicable, need only be answered if the answer to 5.1 is “No”.

A-2-2

5.1.    Does the organization qualify as (a) any of the types of entities as defined in Rule 501(a)(1) of Regulation D pursuant to the rules and regulations of the Securities and Exchange Commission, (b) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (c) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000?

☐                 ☐
Yes   No

5.2.    If the Questionnaire is answered on behalf of a corporation, partnership or other entity, does each equity owner either (a) have an individual or joint net worth (together with owners spouse) in excess of $1,000,000 or (b) (i) expect to have an annual income during this year, and represent that he had an annual income during each of the last two years in excess of $200,000 and expect to have an annual income during the current year to be in excess of $200,000 or (ii) expect to have a joint annual income (together with owners spouse) during this year, and represent that they had joint annual income during each of the last two years in excess of $300,000. (1)

☐                 ☐
Yes   No

IF YOU ANSWER “YES” TO QUESTION 5.1 OR 5.2,
PLEASE PROCEED TO QUESTION 7 ON PAGE XI

5.3.1.    If the questionnaire is answered on behalf of a trust, the trust hereby represents that it was not formed for the specific purpose of acquiring the Shares, has total assets in excess of $5,000,000 and whose purchase is directed by a “sophisticated person,” as that term is defined in Rule 506 (b) (2) (ii) of Regulation D.

(For the purposes of this questionnaire, a “sophisticated person” means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

☐                 ☐
Yes   No

____________________________

(1)
For this purpose, a person’s income is the amount of his individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deductions for a portion of long term capital gains (Section 1202 of the Internal Revenue Code, as amended (the “Code”)); (b) any deduction for depletion (Section 611 et seq. of the Code); (c) any exclusion for interest on tax-exempt municipal obligations (Section 103 of the Code); and (d) any losses of a partnership allocated to the individual (as reported on Schedule E of Form 1040).

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5.3.2.    If the purchaser will be a partnership or a trust, the income and deductions of which are passed on to a beneficiary for tax purposes, provide the information requested by Questions 5.3.2 (i) to (iii) and (a) to (l) for each partner or each beneficiary AND the trust or partnership.

(i)
Did your annual income during each of the last two years exceed $200,000 and do you expect your annual income during the current year to exceed $200,000, or did your joint annual income (together with your spouse) during each of the last two years exceed $300,000 and do you expect your joint annual income during the current year to exceed $300,000? (2)

☐                 ☐
Yes   No

(ii)	If the answer to the preceding questions was no, does your individual or joint (together with your spouse) net worth exceed $1,000,000?

☐                 ☐
Yes   No

(iii)	If your answer to Questions 5.3.2 (i) and 5.3.2 (ii) was no, are you an executive officer or director of the Company?

☐                 ☐
Yes   No

(a) Net Worth Statement Excluding Home, Furnishings and Automobiles

A S S E T S:		L I A B I L I T I E S:
Liquid:		Current	$____________
Cash or Equivalent	$____________	Long Term	$____________
Marketable Securities	$____________	TOTAL LIABILITES:	$____________
Other Liquid Assets	$____________ (1)

Non-Liquid:
Restricted Securities	$____________ (2)
Real Estate	$____________ (Exclude Home) (3)
Other Non-Liquid Assets	$____________ (4)
TOTAL ASSETS:	$____________	NET WORTH:	$____________

  ___________________________

(2)
For this purpose, a person’s income is the amount of his individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deductions for a portion of long term capital gains (Section 1202 of the Internal Revenue Code, as amended (the “Code”)); (b) any deduction for depletion (Section 611 et seq. of the Code); (c) any exclusion for interest on tax-exempt municipal obligations (Section 103 of the Code); and (d) any losses of a partnership allocated to the individual (as reported on Schedule E of Form 1040).

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(1) Identify:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

(2) Identify:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

(3) Value of home, furnishings, and autos (less related debt or mortgages):

_____________________________________________________________

(4) Identify:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

b)	2002 Investor Gross Income: ______________________________

c)	2002 Gross Income Earned by Spouse: _______________________

d)	2003 Investor Gross Income: _____________________________

e)	2003 Gross Income Earned by Spouse: _________________________

f)	Anticipated 2004 Investor Gross Income: _____________________

g)	Anticipated 2004 Gross Income by Spouse: _____________________

h)	Do you anticipate that your current level of income will change in the foreseeable future and, if so, when and to what level do you expect it to change?

________________________________________________________________________

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i) Indicate the extent of your involvement in the following types of investments:

Primary	Year(s)	Number of	Total Dollar
Investment Purpose	Purchased	Investments	Commitment
Equity Investment in Banks	__________	__________	$____________
Other Stocks	__________	__________	$____________
Corporate Bonds or Debentures	__________	__________	$____________
Tax Shelter Real Estate	__________	__________	$____________
Other Investment Real Estate	__________	__________	$____________
Other (Specify)	__________	__________	$____________

How many of the above were sold in a “private placement”? ________________________

j)	Other than listed above, describe investments you have made in the past (stocks, bonds, annuities, etc.):

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

k)	Are you obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities?

☐                 ☐
Yes   No

If yes, please indicate type and amount:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

l)	Are there any suits outstanding or litigation or claims pending against you which could adversely and materially affect your financial condition?

☐                 ☐
Yes   No

If yes, provide details:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

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IF YOU ANSWER “YES” TO EITHER QUESTION 5.1 OR 5.2,
PLEASE PROCEED TO QUESTION 7 ON PAGE XI. HOWEVER, IF YOU ANSWER
“YES” TO QUESTION 5.3.1, YOU MUST ANSWER ALL OF QUESTION 6.

6.
Sophistication of decision-maker. Each person whose name appears in the answer to Question 4.1 above must answer Questions 6.1, 6.2, 6.3 and 6.4. If more than one investor is named in the answer to Question 4.1, each investor should answer separately and such answers should be attach to this Questionnaire.

Name of Person Answering Question 6: ________________________________________

6.1. Please list all the education institutions you have attended (including colleges, and specialized training schools) and indicate the dates attended and the degree(s) (if any) obtained from each.

From	To	Institution	Degree
_______	_______	_________________________________	____________
_______	_______	_________________________________	____________
_______	_______	_________________________________	____________
_______	_______	_________________________________	____________
_______	_______	_________________________________	____________

6.2. Please provide the following information concerning your business experience:

6.2.1. Indicate your principal business experience or other occupations during the last ten years. (Please list your present, or most recent, position first and the others in reverse chronological order.)

From	To	Name and Address of Employer	Position
_______	_______	_________________________________	____________
		_________________________________	____________
_________________________________
_______	_______	_________________________________	____________
		_________________________________	____________
_________________________________
_______	_______	_________________________________	____________
		_________________________________	____________
_________________________________
_______	_______	_________________________________	____________
		_________________________________	____________
_________________________________
_______	_______	_________________________________	____________
		_________________________________	____________
_________________________________

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6.2.2. Describe, in greater detail, your present or most recent business or occupation, as listed in your answer to Question 6.2.1. Please indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g., dollar volume, industry rank, etc.) of such activities.

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

6.2.3. Describe any significant business you engage or intend to engage in other than as specified above.

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

6.3. Please provide the following information concerning your financial experience:

6.3.1. Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial	Limited	No
	Experience	Experience	Experience
Marketable Securities	_________	_________	_________
Government Securities
Municipal (tax-exempt) securities	_________	_________	_________
Stock Options	_________	_________	_________
Commodities	_________	_________	_________
Real Estate Programs	_________	_________	_________
Securities for which no market exists	_________	_________	_________
Limited Partnerships	_________	_________	_________
Tax Deferred Investments Generally	_________	_________	_________

6.3.2. For those investments for which you indicated “substantial experience” above, please answer the following additional questions by checking the appropriate box:

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A. Do you make your own investment decisions with respect to such investments?

☐  Always    ☐  Frequently

☐  Usually    ☐  Rarely

B. What are your principal sources of investment knowledge or advice?
(You may check more than one.)

☐  First hand experience with industry

☐  Financial publication(s)

☐  Trade or industry publication(s)

☐  Banker(s)

☐  Broker(s)

☐  Investment Adviser(s)

☐  Attorney(s)

☐  Accountant(s)

6.3.3. Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

Securities (cash) _________ _________          Number of years _________
Yes                      No

Securities (margin) _________ _________      Number of years _________
Yes                         No

Commodities _________ _________                 Number of years _________
Yes              No

6.4. Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of an enterprise such as the Company.

___________________________________________________________________

                        ___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

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7.    Bank references (please include name and address of Bank and name of an officer):

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

8.    Attorney (Name, Firm and Address):

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

9.    Accountant (Name, Firm and Address):

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

10.
NASD Affiliation (Please include the firm name and address of each NASD member, if any, with which you are affiliated or associated, and the nature of your affiliation or association or, if none, pleas so indicate):

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________

11.	By signing this Questionnaire the undersigned hereby confirm the following statements:

(a)
I (We) am (are) aware that the proposed offering of the Shares will involve “restricted securities,” as this term is defined in Rule 144 of the Rules and Regulations promulgated under the Act, and that they, or any interest therein may not be sold or otherwise transferred without having first been registered under the all applicable federal and state securities laws, or unless an exemption from such registration provisions is available with respect to any such resale or transfer under all applicable federal and state securities laws.

(b)
I (We) acknowledge on behalf of the Organization named below that any delivery to such Organization of the accompanying subscription documents and all material included therein (the “Offering Materials”) relating to the Shares prior to the determination by TSN of the suitability of the Organization as an investor shall not constitute an offer of the Shares until such determination of suitability shall be made, and that the Offering Materials shall be returned promptly to TSN upon request.

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(c)	The foregoing questions are true and accurate to the best of my (our) information and belief, and the Company will be notified promptly of any changes in the foregoing answers.

If additional signature is required:   __________________________________
                                                                          Print Name of Organization

By: _____________________________     By: _______________________________
    Signature of Officer, Trustee or Partner                     Signature of Officer, Trustee or Partner

_______________________________      _______________________________
Signature of Officer, Trustee or Partner       Signature of Officer, Trustee or Partner

Date and Place Executed:

Date: ___________________________

Place:___________________________

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